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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 333-32623) filed with the Securities and Exchange Commission on August 1, 1997.



                                       ARTHUR ANDERSEN LLP



Philadelphia, Pa.
  March 25, 1998